Exhibit 99.1

CERTIFICATE OF DISSOLUTION
OF
LASER MORTGAGE MANAGEMENT, INC.

                     LASER Mortgage Management, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

                     DOES HEREBY CERTIFY AS FOLLOWS:

                     FIRST: The name of the Corporation is LASER Mortgage Management, Inc.

                     SECOND: The date the dissolution was authorized was July 27, 2001.

                     THIRD: That the dissolution of the Corporation was duly authorized by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Section 275(a) and (b) of the General Corporation Law of the State of Delaware.

                     FOURTH: That the names and addresses of the directors of the Corporation are as follows:

Mark W. Hobbs
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

Arthur House
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

Ronald J. Artinian
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

Jonathan Ilany
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

William J. Michaelcheck
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

                     FIFTH: That the names and addresses of the officers of the Corporation are as follows:

William J. Michaelcheck,
Chief Executive Officer and President
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

Charles R. Howe II
Chief Financial Officer, Secretary and Treasurer
c/o Mariner Mortgage Management, LLC
780 Third Avenue, 16th Floor
New York, NY 10017

                     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by William J. Michaelcheck, its authorized officer, this 3rd day of August, 2001.

By: William J. Michaelcheck Name: William J. Michaelcheck Title: Chief Executive Officer and President